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                       THE PRUDENTIAL SERIES FUND, INC.

                      SP AIM AGGRESSIVE GROWTH PORTFOLIO

                       SUPPLEMENT, DATED JANUARY 5, 2001
                                      TO
                       PROSPECTUS, DATED AUGUST 11, 2000



SP AIM Aggressive Growth Portfolio. The following supplements the section of the prospectus entitled "Portfolio Managers."

SP AIM Aggressive Growth Portfolio is now managed by Jay K. Rushin, CFA. Mr. Rushin was promoted to portfolio manager for AIM in 2000. He began his investment career in 1994 when he joined AIM as a portfolio administrator. In 1996, he left AIM to work as an associate equity analyst at Prudential Securities. In 1998, Mr. Rushin returned to AIM as an equity analyst on AIM's small-cap funds. Mr. Rushin is a Chartered Financial Analyst and holds a bachelor's degree from Florida State University.